UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 31, 2005

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 ENTERPRISE BOULEVARD, BOZEMAN, MT	59718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (406) 522-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On January 31, 2005, RightNow Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004.  A copy of the press release is furnished herewith as Exhibit No. 99.1.

The information contained in this report and in the exhibit attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.                                          Regulation FD Disclosure.

Greg Gianforte, Chief Executive Officer and Founder of the Company, and Susan Carstensen, Chief Financial Officer of the Company, who collectively beneficially own approximately 13.3 million shares of common stock of the Company, have established or intend to establish plans under Rule 10b5-1 under the Exchange Act, providing for the periodic selling pursuant to Rule 144 of up to an aggregate of approximately 1.2 million shares of their respective beneficial holdings of common stock of the Company, in monthly installments over the next twelve months.  Mr. Gianforte and Ms. Carstensen have established or intend to establish these plans as part of their individual long-term strategies for asset diversification and liquidity.  These stock selling plans were adopted in accordance with guidelines specified by Rule 10b5-1 and the Company’s policies regarding stock transactions.  Rule 10b5-1 permits corporate officers and directors to adopt written, pre-arranged stock trading plans when they are not in possession of material, non-public information and contemplates certain legal benefits for persons who establish such plans.  Other executive officers and directors of the Company may from time to time create such Rule 10b5-1 plans in the future.

Transactions under these Rule 10b5-1 plans will be subject to certain price restrictions established under the plans and may be terminated at any time.  Proposed and actual transactions will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.  The Form 4 filings also will be posted in the investor relations section of the Company’s web site.

The above information is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Not Applicable.

(b)                                 Not Applicable.

(c)                                  Exhibits.

Exhibit No.	Description of Exhibit

99.1

Press Release, dated January 31, 2005, announcing RightNow Technologies, Inc.’s financial results for the fourth quarter and year ended December 31, 2004 (furnished herewith but not filed pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: January 31, 2005	/s/ SUSAN J. CARSTENSEN
Susan J. Carstensen Chief Financial Officer, Vice President, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Press Release, dated January 31, 2005, announcing RightNow Technologies, Inc.’s financial results for the fourth quarter and year ended December 31, 2004 (furnished herewith but not filed pursuant to Item 2.02).